UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 6, 2005



                                   UNOVA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                 001-13279               95-4647021
 (State or other jurisdiction      (Commission           (I.R.S. Employer
       of incorporation)           file number)        Identification Number)

                  6001 36th Avenue West                         98203-1264
                   Everett, Washington                          (Zip Code)
                      www.unova.com
                      -------------
  (Address of principal executive offices and Internet site)

       Registrant's telephone number, including area code: (425) 265-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On September 6, 2005, Intermec Technologies Corporation, a wholly owned subsidiary of UNOVA, Inc., issued a press release reporting that Symbol Technologies, Inc. had joined Intermec's RFID (radio frequency identification) Rapid Start Licensing Program and that Intermec and Symbol had reached certain other agreements concerning their intellectual property disputes. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is attached as part of this report:

Exhibit
Number       Description
------       -----------
99.1         Press Release issued by Intermec Technologies Corporation dated
             September 6, 2005.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     UNOVA, INC.



                                     By:       /s/ Janis L. Harwell
                                         ---------------------------------------
                                                  Janis L. Harwell
                                       Senior Vice President and General Counsel

September 9, 2005


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